                                                      EXHIBIT 99.8

                                                      MONTHLY OPERATING REPORT

      CASE  NAME:  AIRCRAFT LEASING, INC.             ACCRUAL BASIS

      CASE  NUMBER:  400-42148-BJH-11                 02/13/95, RWD, 2/96

      JUDGE:  BARBARA J. HOUSER

                                   UNITED STATES BANKRUPTCY COURT

                                      NORTHERN DISTRICT OF TEXAS

                                           SIXTH DIVISION

                                 MONTHLY OPERATING REPORT

                                     MONTH ENDING: JANUARY 31, 2001

      IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

      RESPONSIBLE  PARTY:

      /s/ Drew Keith                                 CHIEF FINANCIAL OFFICER
      -------------------------------------------    ---------------------------
      ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY            TITLE

      DREW KEITH                                           2/20/2001
      -------------------------------------------    ---------------------------
      PRINTED NAME OF RESPONSIBLE PARTY                      DATE

      PREPARER:

      /s/ Kevin K. Craig                             CONTROLLER, KITTY HAWK INC.
      -------------------------------------------    ---------------------------
      ORIGINAL  SIGNATURE  OF  PREPARER                      TITLE

      KEVIN K. CRAIG                                        2/20/2001
      -------------------------------------------    ---------------------------
      PRINTED NAME OF PREPARER                               DATE

                                                      MONTHLY OPERATING REPORT

      CASE NAME:  AIRCRAFT LEASING, INC.                  ACCRUAL BASIS-1

      CASE  NUMBER:  400-42148-BJH-11                 02/13/95, RWD, 2/96

      COMPARATIVE  BALANCE  SHEET

                                                 SCHEDULE                 MONTH          MONTH     MONTH
        ASSETS                                    AMOUNT               JANUARY, 2001
---------------------------------------------    --------------      ---------------     ------    -----
        1.      UNRESTRICTED  CASH                         $0                  $0           $0       $0

        2.      RESTRICTED  CASH                           $0            $632,475           $0       $0

        3.      TOTAL  CASH                                $0            $632,475           $0       $0

        4.      ACCOUNTS  RECEIVABLE  (NET)                $0                  $0           $0       $0

        5.      INVENTORY                                  $0                  $0           $0       $0

        6.      NOTES  RECEIVABLE                          $0                  $0           $0       $0

        7.      PREPAID  EXPENSES                          $0                  $0           $0       $0

        8.      OTHER  (ATTACH  LIST)            ($33,904,344)       ($18,078,186)          $0       $0

        9.      TOTAL  CURRENT  ASSETS           ($33,904,344)       ($17,445,711)          $0       $0

        10.     PROPERTY,  PLANT  &  EQUIPMENT    $81,907,719         $75,028,395           $0       $0

        11.     LESS:  ACCUMULATED
                DEPRECIATION / DEPLETION          $33,669,772         $34,405,980           $0       $0

        12.     NET  PROPERTY,  PLANT  &
                EQUIPMENT                         $48,237,946         $40,622,415           $0       $0

        13.     DUE FROM INSIDERS                          $0                  $0           $0       $0

        14.     OTHER  ASSETS  -  NET  OF
                AMORTIZATION  (ATTACH  LIST)               $0                  $0           $0       $0

        15.     OTHER (ATTACH LIST)                        $0                  $0           $0       $0

        16.     TOTAL ASSETS                      $14,333,602         $23,176,704           $0       $0

        POSTPETITION  LIABILITIES

        17.     ACCOUNTS  PAYABLE                                              $0           $0       $0

        18.     TAXES  PAYABLE                                                 $0           $0       $0

        19.     NOTES  PAYABLE                                                 $0           $0       $0

        20.     PROFESSIONAL  FEES                                             $0           $0       $0

        21.     SECURED  DEBT                                                  $0           $0       $0

        22.     OTHER  (ATTACH  LIST)                                  $3,191,685           $0       $0

        23.     TOTAL  POSTPETITION
                LIABILITIES                                            $3,191,685           $0       $0

        PREPETITION  LIABILITIES

        24.     SECURED  DEBT                      $2,811,382              $8,791           $0       $0

        25.     PRIORITY  DEBT                             $0                  $0           $0       $0

        26.     UNSECURED  DEBT                            $0                  $0           $0       $0

        27.     OTHER (ATTACH LIST)                $1,300,001          $2,399,516           $0       $0

        28.     TOTAL  PREPETITION  LIABILITIES    $4,111,383          $2,408,307           $0       $0

        29.     TOTAL LIABILITIES                  $4,111,383          $5,599,992           $0       $0

        EQUITY

        30.     PREPETITION  OWNERS'  EQUITY               $0         $12,789,185           $0       $0

        31.     POSTPETITION  CUMULATIVE
                PROFIT  OR  (LOSS)                                     $4,787,527           $0       $0

        32.     DIRECT  CHARGES  TO  EQUITY
                (ATTACH  EXPLANATION)                                          $0           $0       $0

        33.     TOTAL  EQUITY                              $0         $17,576,712           $0       $0

        34.     TOTAL  LIABILITIES  &
                OWNERS'  EQUITY                    $4,111,383         $23,176,704           $0       $0

                                                                               $0           $0       $0

                                                      MONTHLY OPERATING REPORT

        CASE NAME:  AIRCRAFT LEASING, INC.         ACCRUAL BASIS-2

        CASE  NUMBER:  400-42148-BJH-11                02/13/95, RWD, 2/96

        INCOME STATEMENT

                                                      MONTH                 MONTH                 MONTH               QUARTER
        REVENUES                                    JANUARY, 2001                                                      TOTAL
------------------------------------------------    ----------------     -----------          ------------          ------------
        1.     GROSS  REVENUES                       $969,000                    $0                     $0              $969,000

        2.     LESS:  RETURNS & DISCOUNTS                  $0                    $0                     $0                    $0

        3.     NET  REVENUE                          $969,000                    $0                     $0              $969,000

        COST  OF  GOODS  SOLD

        4.     MATERIAL                                    $0                    $0                     $0                    $0

        5.     DIRECT  LABOR                               $0                    $0                     $0                    $0

        6.     DIRECT  OVERHEAD                            $0                    $0                     $0                    $0

        7.     TOTAL  COST  OF  GOODS  SOLD                $0                    $0                     $0                    $0

        8.     GROSS  PROFIT                         $969,000                    $0                     $0              $969,000

        OPERATING  EXPENSES

        9.     OFFICER / INSIDER  COMPENSATION             $0                    $0                     $0                    $0

        10.    SELLING  &  MARKETING                       $0                    $0                     $0                    $0

        11.    GENERAL & ADMINISTRATIVE                    $0                    $0                     $0                    $0

        12.    RENT  &  LEASE                              $0                    $0                     $0                    $0

        13.    OTHER (ATTACH LIST)                         $0                    $0                     $0                    $0

        14.    TOTAL  OPERATING  EXPENSES                  $0                    $0                     $0                    $0

        15.    INCOME  BEFORE  NON-OPERATING
               INCOME & EXPENSE                      $969,000                    $0                     $0              $969,000

        OTHER  INCOME  &  EXPENSES

        16.    NON-OPERATING INCOME (ATT.  LIST)      ($7,247)                   $0                     $0               ($7,247)

        17.    NON-OPERATING EXPENSE (ATT.  LIST)          $0                    $0                     $0                    $0

        18.    INTEREST  EXPENSE                           $0                    $0                     $0                    $0

        19.    DEPRECIATION / DEPLETION              $443,020                    $0                     $0              $443,020

        20.    AMORTIZATION                                $0                    $0                     $0                    $0

        21.    OTHER (ATTACH LIST)                  ($434,229)                   $0                     $0             ($434,229)

        22.    NET  OTHER INCOME & EXPENSES            $1,544                    $0                     $0                $1,544

        REORGANIZATION  EXPENSES

        23.    PROFESSIONAL  FEES                          $0                    $0 .                                         $0

        24.    U.S.  TRUSTEE  FEES                         $0                    $0                     $0                    $0

        25.    OTHER (ATTACH LIST)                         $0                    $0                     $0                    $0

        26.    TOTAL  REORGANIZATION  EXPENSES             $0                    $0                     $0                    $0

        27.    INCOME  TAX                           $386,983                    $0                     $0              $386,983

        28.    NET  PROFIT  (LOSS)                   $580,473                    $0                     $0              $580,473

                                                      MONTHLY OPERATING REPORT

        CASE NAME:  AIRCRAFT LEASING, INC.         ACCRUAL BASIS-3

        CASE  NUMBER:  400-42148-BJH-11               02/13/95, RWD, 2/96

        CASH  RECEIPTS  AND                                 MONTH              MONTH              MONTH           QUARTER
        DISBURSEMENTS                                   JANUARY, 2001                                               TOTAL
---------------------------------------------------   ---------------       -------------       ---------       ------------
        1.     CASH - BEGINNING  OF  MONTH                 $1,167,478           $632,475         $632,475         $1,167,478

        RECEIPTS  FROM  OPERATIONS

        2.     CASH  SALES                                         $0                 $0               $0                 $0

        COLLECTION  OF  ACCOUNTS  RECEIVABLE

        3.     PREPETITION                                         $0                 $0               $0                 $0

        4.     POSTPETITION                                        $0                 $0               $0                 $0

        5.     TOTAL  OPERATING  RECEIPTS                          $0                 $0               $0                 $0

        NON - OPERATING RECEIPTS

        6.     LOANS  &  ADVANCES  (ATTACH  LIST)                  $0                 $0               $0                 $0

        7.     SALE  OF  ASSETS                                    $0                 $0               $0                 $0

        8.     OTHER  (ATTACH  LIST)                           $7,247                 $0               $0             $7,247

        9.     TOTAL  NON-OPERATING  RECEIPTS                  $7,247                 $0               $0             $7,247

        10.    TOTAL  RECEIPTS                                 $7,247                 $0               $0             $7,247

        11.    TOTAL  CASH  AVAILABLE                      $1,174,725           $632,475         $632,475         $1,174,725

        OPERATING  DISBURSEMENTS

        12.    NET  PAYROLL                                        $0                 $0                $0                $0

        13.    PAYROLL TAXES PAID                                  $0                 $0                $0                $0

        14.    SALES,  USE  &  OTHER  TAXES  PAID                  $0                 $0                $0                $0

        15.    SECURED / RENTAL / LEASES                           $0                 $0                $0                $0

        16.    UTILITIES                                           $0                 $0                $0                $0

        17.    INSURANCE                                           $0                 $0                $0                $0

        18.    INVENTORY  PURCHASES                                $0                 $0                $0                $0

        19.    VEHICLE  EXPENSES                                   $0                 $0                $0                $0

        20.    TRAVEL                                              $0                 $0                $0                $0

        21.    ENTERTAINMENT                                       $0                 $0                $0                $0

        22.    REPAIRS  &  MAINTENANCE                             $0                 $0                $0                $0

        23.    SUPPLIES                                            $0                 $0                $0                $0

        24.    ADVERTISING                                         $0                 $0                $0                $0

        25.    OTHER  (ATTACH  LIST)                               $0                 $0                $0                $0

        26.    TOTAL  OPERATING  DISBURSEMENTS                     $0                 $0                $0                $0

        REORGANIZATION  EXPENSES

        27.    PROFESSIONAL  FEES                            $542,250                 $0                $0          $542,250

        28.    U.S.  TRUSTEE  FEES                                 $0                 $0                $0                $0

        29.    OTHER  (ATTACH  LIST)                               $0                 $0                $0                $0

        30.    TOTAL  REORGANIZATION  EXPENSES               $542,250                 $0                $0          $542,250

        31.    TOTAL  DISBURSEMENTS                          $542,250                 $0                $0          $542,250

        32.    NET  CASH  FLOW                              ($535,003)                $0                $0         ($535,003)

        33.    CASH - END OF MONTH                           $632,475           $632,475          $632,475          $632,475

                                                      MONTHLY OPERATING REPORT

        CASE NAME:  AIRCRAFT LEASING, INC.          ACCRUAL BASIS-4

        CASE  NUMBER:  400-42148-BJH-11               02/13/95, RWD, 2/96

                                                        SCHEDULE                  MONTH                   MONTH             MONTH
        ACCOUNTS  RECEIVABLE  AGING                      AMOUNT                   JANUARY, 2001
---------------------------------------------------    -----------               ---------------        --------          --------
        1.      0-30                                        $0                      $0                      $0                $0

        2.      31-60                                       $0                      $0                      $0                $0

        3.      61-90                                       $0                      $0                      $0                $0

        4.      91+                                         $0                      $0                      $0                $0

        5.      TOTAL  ACCOUNTS  RECEIVABLE                 $0                      $0                      $0                $0

        6.      AMOUNT  CONSIDERED  UNCOLLECTIBLE           $0                      $0                      $0                $0

        7.      ACCOUNTS  RECEIVABLE  (NET)                 $0                      $0                      $0                $0

        AGING  OF  POSTPETITION  TAXES  AND  PAYABLES      MONTH: JANUARY, 2001

                                            0-30        31-60          61-90         91+
        TAXES  PAYABLE                      DAYS        DAYS           DAYS         DAYS        TOTAL
---------------------------------------   -------      --------      ---------    ---------   -------
        1.      FEDERAL                       $0          $0             $0           $0          $0

        2.      STATE                         $0          $0             $0           $0          $0

        3.      LOCAL                         $0          $0             $0           $0          $0

        4.      OTHER (ATTACH LIST)           $0          $0             $0           $0          $0

        5.      TOTAL  TAXES  PAYABLE         $0          $0             $0           $0          $0

        6.      ACCOUNTS  PAYABLE             $0          $0             $0           $0          $0

        STATUS  OF  POSTPETITION  TAXES             MONTH: JANUARY, 2001

                                                  BEGINNING                AMOUNT                                          ENDING
                                                     TAX                WITHHELD AND/              AMOUNT                    TAX
        FEDERAL                                  LIABILITY*              0R ACCRUED                 PAID                  LIABILITY
-------------------------------------------    ---------------        ---------------         -------------             -----------
        1.      WITHHOLDING**                          $0                      $0                      $0                      $0

        2.      FICA-EMPLOYEE**                        $0                      $0                      $0                      $0

        3.      FICA-EMPLOYER**                        $0                      $0                      $0                      $0

        4.      UNEMPLOYMENT                           $0                      $0                      $0                      $0

        5.      INCOME                                 $0                      $0                      $0                      $0

        6.      OTHER (ATTACH LIST)                    $0                      $0                      $0                      $0

        7.      TOTAL  FEDERAL  TAXES                  $0                      $0                      $0                      $0

        STATE  AND  LOCAL

        8.      WITHHOLDING                            $0                      $0                      $0                      $0

        9.      SALES                                  $0                      $0                      $0                      $0

        10.     EXCISE                                 $0                      $0                      $0                      $0

        11.     UNEMPLOYMENT                           $0                      $0                      $0                      $0

        12.     REAL  PROPERTY                     $2,362                      $0                  $2,362                      $0

        13.     PERSONAL  PROPERTY                     $0                      $0                      $0                      $0

        14.     OTHER (ATTACH LIST)                    $0                      $0                      $0                      $0

        15.     TOTAL  STATE  &  LOCAL             $2,362                      $0                  $2,362                      $0

        16.     TOTAL  TAXES                       $2,362                      $0                  $2,362                      $0

        * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

        ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                      MONTHLY OPERATING REPORT
        CASE NAME:  AIRCRAFT LEASING, INC.          ACCRUAL BASIS-5

        CASE  NUMBER:  400-42148-BJH-11               02/13/95, RWD, 2/96

        The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                      MONTH: JANUARY, 2001
        BANK  RECONCILIATIONS

                                                              Account #1        Account #2       Account #3            TOTAL
------------------------------------------------------        ----------        ----------       ----------           -------
        A.          BANK:

        B.          ACCOUNT  NUMBER:

        C.          PURPOSE  (TYPE):

        1.      BALANCE  PER  BANK  STATEMENT                       $0                                                   $0

        2.      ADD:  TOTAL  DEPOSITS  NOT  CREDITED                $0                                                   $0

        3.      SUBTRACT:  OUTSTANDING  CHECKS                      $0                                                   $0

        4.      OTHER  RECONCILING  ITEMS                           $0                                                   $0

        5.      MONTH  END  BALANCE  PER  BOOKS                     $0                $0                $0               $0

        6.      NUMBER  OF  LAST  CHECK  WRITTEN


        INVESTMENT ACCOUNTS

                                                            DATE OF           TYPE OF                PURCHASE          CURRENT
        BANK,  ACCOUNT  NAME  &  NUMBER                    PURCHASE         INSTRUMENT                 PRICE            VALUE
---------------------------------------------------       ---------        ------------            -----------      -----------
        7.      BANK ONE TRUST (ESCROW) 6801456800*        1/3/2000        MONEY MARKET             $3,625,000               $0

        8.      HSBC Bank USA (ESCROW) #10-876110          6/19/2000       MONEY MARKET             $3,560,463         $632,475

        9.

        10.

        11.     TOTAL  INVESTMENTS                                                                                     $632,475

        CASH

        12.     CURRENCY ON HAND                                                                                             $0

        13.     TOTAL  CASH  -  END  OF MONTH                                                                          $632,475

                                                      MONTHLY OPERATING REPORT

       CASE NAME:  AIRCRAFT LEASING, INC.           ACCRUAL BASIS-6

       CASE  NUMBER:  400-42148-BJH-11                02/13/95, RWD, 2/96

                                                      MONTH:  JANUARY, 2001

       PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS

       OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                                   INSIDERS

                                              TYPE OF                 AMOUNT            TOTAL PAID
                     NAME                     PAYMENT                  PAID               TO DATE
-----------------------------------------    -----------             --------          ------------
       1.   SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11

       2.

       3.

       4.

       5.

       6.   TOTAL  PAYMENTS
            TO  INSIDERS                                                      $0                  $0

                                  PROFESSIONALS

                                           DATE OF COURT                                                                  TOTAL
                                         ORDER AUTHORIZING            AMOUNT         AMOUNT            TOTAL PAID        INCURRED
                          NAME                PAYMENT                APPROVED         PAID               TO DATE        & UNPAID *
------------------------------------     ------------------         ----------      ---------         ------------      ----------
       1.   SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11

       2.

       3.

       4.

       5.

       6.   TOTAL  PAYMENTS
            TO  PROFESSIONALS                                             $0             $0                  $0               $0

       *  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

       POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

                                                                    SCHEDULED             AMOUNTS
                                                                     MONTHLY               PAID                TOTAL
                                                                     PAYMENTS             DURING              UNPAID
                          NAME OF CREDITOR                             DUE                 MONTH           POSTPETITION
---------------------------------------------                       ---------            ----------        ------------
       1.   FIRST SOURCE BANK (865001)                                   $0                  $0                  $0

       2.   FIRST SOURCE BANK (RPS)                                      $0                  $0                  $0

       3.   FIRST SOURCE BANK (AIA)                                      $0                  $0                  $0

       4.                                                                                                        $0

       5.                                                                                                        $0

       6.   TOTAL                                                        $0                  $0                  $0

                                                      MONTHLY OPERATING REPORT
        CASE NAME:  AIRCRAFT LEASING, INC.          ACCRUAL  BASIS-7

        CASE  NUMBER:  400-42148-BJH-11               02/13/95, RWD, 2/96

                                                      MONTH: JANUARY, 2001

        QUESTIONNAIRE

                                                                                           YES                NO
----------------------------------------------------------------------------           -----------   -------------

        1.     HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE                                        X
               THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?

        2.     HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT                        X
               OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?

        3.     ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR                                         X
               LOANS) DUE  FROM RELATED PARTIES?

        4.     HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES                                  X
               THIS REPORTING PERIOD?

        5.     HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE                                          X
               DEBTOR FROM ANY PARTY?

        6.     ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                                             X

        7.     ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES                                      X
               PAST  DUE?

        8.     ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                                        X

        9.     ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                                                 X

        10.    ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS                                           X
               DELINQUENT?

        11.    HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE                                         X
               REPORTING PERIOD?

        12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                X

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILE EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
        b) $542,250 Disbursement to Successor Trustee of (HSBC-Escrow) account for Professional Fees (transfer expense to KH Inc & KH Int'l)

        INSURANCE

                                                                                          YES                NO
---------------------------------------------------------------------------         -----------       -----------
        1.     ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                     X
               NECESSARY INSURANCE COVERAGES IN EFFECT?

        2.     ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                                 X

        3.     PLEASE  ITEMIZE  POLICIES  BELOW.

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                                    INSTALLMENT  PAYMENTS

                    TYPE  OF                                                                        PAYMENT AMOUNT
                     POLICY                 CARRIER                 PERIOD COVERED                  & FREQUENCY
--------------------------------------     ---------               ---------------                  ---------------
               SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11

                                                      MONTHLY OPERATING REPORT
-----------------------------------------         ----------------------------
       CASE NAME:  AIRCRAFT LEASING, INC.          ACCRUAL  BASIS-ATTACHMENT

      CASE  NUMBER:  400-42148-BJH-11

                                                      MONTH: JANUARY, 2001

       MOR #              ITEM #       LIST OR EXPLANATION
---------------           -------      -----------------------------
      1 - BS                8          a)  $50,000  Deposit for Retainer & Legal Fees from Bank One Trust to Lessor's Counsel
                                       b) ($18,128,186)  Intercompany Cummulative Receivable/Payable Credit Balance

      1 - BS                22         a)  $3,191,685  Accrued Federal Income Taxes (Post-petition)

      1 - BS                27         a)  $2,399,516  Accrued Taxes Payable (Pre-petition)

      2 - IS                16         a)  $7,247  Interest Income (from HSBC -Escrow account)

      2 - IS                21         a)  $8,791  Accrual Reversing on Lease A/C
                                       b)  $443,020 Credit for Allocation of A/C Costs to KH Cargo (vs I/C)

      3 - CF                8          a)  $7,247  Interest Income (from HSBC -Escrow account)

      4 - AP                T6         a)  Federal Income Taxes are now shown as Other Accrued Liabilities (due to deferred tax credits)

      7 - QA                2          a)  $542,250  Disbursement to Successor Trustee of (HSBC-Escrow) account for Professional
                                           Fees, Transferred to KH Inc & KH Int'l

    CASE NAME:  AIRCRAFT LEASING, INC.                FOOTNOTES SUPPLEMENT

    CASE  NUMBER:  400-42148-BJH-11                  ACCRUAL BASIS

                                   MONTH:                      JANUARY, 2001

     ACCRUAL BASIS
       FORM NUMBER                LINE NUMBER                                 FOOTNOTE / EXPLANATION
---------------------             -----------               ----------------------------------------------------------
              3                        8                    All cash received into the subsidiary cash account is swept each night to Kitty Hawk, Inc. Master Account

              3                       31                    All disbursements (either by wire transfer or check), including payroll, are disbursed out of the Kitty Hawk, Inc. controlled disbursement account.

              4                        6                    All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.

              7                        3                    All insurance policies are carried in the name of Kitty Hawk, Inc.
                                                            and its subsidiaries. Therefore, they are listed here accordingly.